UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2009

K-SWISS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18490	95-4265988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, CA		91361
(Address of principal executive offices)		(Zip code)

818-706-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2009, the Board of Directors of K-Swiss Inc. (the “Corporation”) further amended and restated the Corporation’s Amended and Restated Bylaws (the “Bylaws”) to modify Section 3.2 of the Bylaws to change the authorized number of directors of the Corporation from six to five, effective concurrently with the election of directors at the 2009 Annual Meeting of Stockholders. The Corporation’s Second Amended and Restated Bylaws, effective March 27, 2009, are attached as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Second Amended and Restated Bylaw, effective March 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K-Swiss Inc.

Date:	March 27, 2009	By:	/s/ GEORGE POWLICK
George Powlick,
Vice President Finance, Chief Administrative
Officer, Chief Financial Officer and
Director

EXHIBIT INDEX

Exhibit	Description
3.1	Second Amended and Restated Bylaws, effective March 27, 2009.